UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 27, 2018

Dominion Energy, Inc.

(Exact name of registrant as specified in its charter)

Virginia	001-08489	54-1229715
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

120 Tredegar Street Richmond, Virginia		23219
(Address of Principal Executive Office)		(Zip Code)

Registrant’s telephone number, including area code: (804) 819-2000

Not Applicable

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

EXPLANATORY NOTE

This report amends the Current Report on Form 8-K dated January 29, 2018 (the Original Filing) filed by Dominion Energy, Inc. announcing preliminary unaudited earnings for the three and twelve months ended December 31, 2017. The sole purpose of this amendment is to disclose the changes to the information included in the Original Filing as described in Item 2.02 below.

Item 2.02	Results of Operations and Financial Condition

On January 29, 2018, Dominion Energy, Inc. issued a press release announcing preliminary unaudited earnings for the three and twelve months ended December 31, 2017. The press release and related preliminary earnings tables were furnished with the Original Filing as Exhibit 99. Subsequently, in connection with the preparation of the audited financial statements for the twelve months ended December 31, 2017, Dominion Energy concluded that revisions to its accounting for the remeasurement of deferred taxes resulting from the 2017 U.S. tax reform act were appropriate, resulting in a reduction of Dominion Energy’s preliminarily announced net income attributable to Dominion Energy for the three months and twelve months ended December 31, 2017 from $1,449 million to $1,312 million and from $3,136 million to $2,999 million, respectively. Corresponding adjustments were made in net income per share for these periods. The adjustments did not affect Dominion Energy’s previously announced non-GAAP operating earnings for the three and twelve months ended December 31, 2017 or Dominion Energy’s operating earnings guidance for 2018 as disclosed in the January 29, 2018 press release.

On February 27, 2018, Dominion Energy will publish on its investor information page at www.dominionenergy.com/investors, a Revised 4Q 17 Earnings Release Kit, a Revised 2018 Earnings Guidance Kit and certain supplemental schedules and GAAP reconciliations incorporating the adjustment to the charges associated with the 2017 tax reform act. Information contained on Dominion Energy’s website is not incorporated by reference into, and does not constitute part of, this Current Report on Form 8-K/A.

Updates to the related earnings tables that were included in the January 29, 2017 press release are furnished with this Current Report as Exhibit 99.

Item 9.01	Financial Statement and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

99	Dominion Energy, Inc. earnings tables for the three and twelve months ended December 31, 2017, revised as of February 27, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOMINION ENERGY, INC.
Registrant

/s/ Michele L. Cardiff
	Name:	Michele L. Cardiff
	Title:	Vice President, Controller and Chief Accounting Officer
Date: February 27, 2018